UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                     Current Report Pursuant to Section 13
                     of the Securities Exchange Act of 1934

                      Date of Report (Date Earliest Event reported)
                             -- November 19, 2004
                               (November 17, 2004)


                               MDC PARTNERS INC.
             (Exact name of registrant as specified in its charter)


        Ontario                   001-13718        98-0364441
    (Jurisdiction               (Commission      (IRS Employer
  of Incorporation)             File Number)    Identification No.)


               45 Hazelton Ave., Toronto, Ontario, Canada M5R 2E3
             (Address of principal executive offices and zip code)


                                 (416) 960-9000
                        (Registrant's Telephone Number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a) (1) On November 17, 2004, the Company's Audit Committee concluded that certain accounting items, identified by the Company in consultation with its independent accountant, would likely result in adjustments to the Company's financial statements for the quarter ended September 30, 2004, as well as prior periods. Such adjustments are consistent with the description of each likely adjustment set forth in the Company's Form 8-K filing with the Securities and Exchange Commission (the "SEC") on November 15, 2004 and the exhibits attached thereto.

     (2) As a result of the foregoing conclusions, the Audit Committee determined that the Company's consolidated financial statements for the quarters ended September 30, 2004, June 30, 2004 and March 31, 2004 and the fiscal year ended December 31, 2003, required restatement and that such consolidated financial statements should no longer be relied upon. As of the date hereof, the exact amount of each adjustment and the related period of adjustment cannot be determined with certainty. A brief description of the facts relating to each likely adjustment is set forth in the Company's Form 8-K filing with the SEC on November 15, 2004, as well as in the related slide presentation posted on MDC Partners' website (www.mdc-partners.com) and in the recording of a conference call with management held on November 15, 2004, which is publicly available for complete review by visiting MDC Partners' website.

     (3) The Audit Committee has extensively discussed and reviewed the matters disclosed in this Item 4.02(a) with the Company's independent accountants. The Company intends to file with the SEC amended financial statements for each restated period as soon as practicable after the date hereof.


FORWARD-LOOKING STATEMENTS

This current report contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed herein and in the Company's other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: November 19, 2004                          MDC Partners Inc.


                                                 By:
                                                       /s/ Walter Campbell
                                                       -------------------
                                                       Walter Campbell,
                                                       Chief Financial Officer